Exhibit 99.2
1 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Precision Oncology Through Synthetic Lethality Transforming DDR Inhibition into Patient Benefit November 2025

2 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Forward-Looking Statements Certain information contained in this presentation includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended related to our study analyses, clinical trials, regulatory submissions, and projected cash position. We may, in some cases use terms such as “future,” “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “targeting,” “confidence,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team and on information currently available to management that involve risks, potential changes in circumstances, assumptions, and uncertainties. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize, and achieve market acceptance of our current and planned products and services, our research and development efforts, including timing considerations and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to the success, timing, and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including our ability to fully fund our disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of our ongoing clinical trials, our understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and our ability to predict clinical outcomes based on such preclinical and early clinical result, and our ability to continue as a going concern, and the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the U.S. Securities and Exchange Commission. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update such forward-looking statements for any reason, except as required by law.

3 © 2025 Aprea Therapeutics, Inc. All Rights Reserved One Critical Pathway, Multiple Targets Li et al., Nucleic Acids Research, 2024 Undisclosed Target Precision Medicine Synthetic Lethality Aprea

Robust DDR Development Pipeline Milestones

2024-2026 Accomplished And Anticipated Clinical Milestones



2024
2025
2026
H1
H2
H1
H2
H1
H2
WEE1
APR-1051
IND Cleared
Enrolled First Patient
BOIN Design
Safety & Efficacy Data
Safety & Efficacy Data
Complete Dose Escalation
ACESOT-1051: Phase 1 – Monotherapy Dose Escalation
Dose Selection Optimization
ATR
ATRN-119
ABOYA-119: Phase 1/2a – Monotherapy Dose Escalation: QD*
RP2D for QD dosing
Combinations
Initiate BID Regimen
ABOYA-119: Phase 1/2a – Monotherapy Dose Escalation: BID*

APREA THERAPEUTICS

*Further monotherapy enrollment paused, with consideration of further ATRN-119 development in combination approaches that could expand its therapeutic potential

© 2025 Aprea Therapeutics, Inc. All Rights Reserved

4

5 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Strong Drug Development and Commercial Expertise Experienced Team in Synthetic Lethality and Targeted Therapy Management Board of Directors Richard Peters, M.D., Ph.D. Chairman of the Board Oren Gilad, Ph.D. President and CEO Jean-Pierre Bizzari, M.D. Director Marc Duey Director Michael Grissinger Director Gabriela Gruia, M.D. Director John Henneman Director Rifat Pamukcu, M.D. Director Bernd R. Seizinger, M.D., Ph.D. Director Oren Gilad, Ph.D. President and CEO John P. Hamill Sr. Vice President and CFO Philippe Pultar, MD Sr. Medical Advisor Ze’ev Weiss, CPA, B.Sc. Chief Business Advisor Mike Carleton, Ph.D. Translational Medicine Advisor Brian Wiley SVP, Corporate Strategy

6 © 2025 Aprea Therapeutics, Inc. All Rights Reserved 6 WEE1 Inhibitor: APR-1051 ACESOT-1051: Clinical Proof-Of-Concept

7 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Eligible patients ≥ 18 yo with advanced solid tumor harboring cancer-associated gene alterations CCNE1 or CCNE2 FBXW7 or PPP2R1A, KRAS-GLY12/GLY13 & TP53, and USC regardless biomarker status. HPV+ oropharyngeal squamous cell carcinoma, HPV+ cervical, vaginal, or vulvar carcinoma. ACESOT-1051: Phase 1 Study Design * Higher doses permitted if indicated Multi-center, Open-Label Phase1 Single-Agent Dose Escalation and Dose Selection Optimization Part 1 Dose escalation up to 50 patients Select 2 dose levels RP2D Oral single-agent APR-1051 will be administered once-daily for 28-day cycles Objectives Primary: Safety, DLT, MTD/MAD, RP2D Secondary: Pharmacokinetics, Antitumor activity (RECIST/PCWG3) Exploratory: Pharmacodynamics = cleared Accelerated titration; 1-6 patients per dose level BOIN design; 3-12 patients per dose level Currently enrolling Part 2 Dose selection optimization Up to 40 patients Selected dose 1 Selected dose 2 1:1 randomization R Dose level 1 10 mg Dose level 2 20 mg Dose level 3 30 mg Dose level 4 50 mg Dose level 5 70 mg Dose level 6 100 mg Dose level 7 150 mg Dose level 8 220 mg Dose level 9 300mg*

8 © 2025 Aprea Therapeutics, Inc. All Rights Reserved 22 42 68 104 50 57 174 25 43 47 55 55 57 48 36 50 0 30 60 90 120 150 180 210 10 mg 20 mg 30 mg 50 mg 70 mg 100 mg ACESOT-1051: Summary of Duration of Treatment (n=16) Tolcher A. et al. Mol Cancer Ther (2025) 24 (10_Supplement): B011.. Not all data source verified Enrollment status Study patients Days on treatment ✼ ✼ ✼ ✼ ✼ ✼ ✼ ✼ ✼ APR-1051 once-daily dose Data cut-off: Sept 17, 2025 Treatment continues Stable disease Disease progression Physician decision Consent withdrawn ✼

9 © 2025 Aprea Therapeutics, Inc. All Rights Reserved ACESOT-1051: WEE1 Inhibitor, Single Agent Early Signals of Clinical Activity in Dose Escalation Study Dose Cohort Patients with SD Best Tumor Shrinkage/Patient 70 mg (n=3) 1 -5% 100 mg (n=4) 3 +15%, +1%, -13% Total 4 Initial clinical activity at dose levels below the anticipated RP2D:

From Bench to Bedside #1:
Preclinical Activity Observed in Early Patient Outcomes

APR-1051 shows single agent activity in cancer cells overexpressing Cyclin E

OVCAR-3 Mouse Model Overexpressing Cyclin E



Vehicle
APR-1051
Tumor volume (mm³)
Time (days)
0
200
400
600
800
1000
1200
1400
1600
1800
0
5
10
15
20
25
30

n=7 mice per group, APR-1051, 30 mg/kg/day

Clinical Data 100 mg Cohort

Patient: 86-year-old Female
Diagnosis: Rectal Cancer
Key Mutations: FBXW7 (Drives Cyclin E accumulation and overexpression)

Treatment History: 5 prior lines - heavily pretreated

- **Line 1:** Capecitabine/XRT → 191 days, PD
- **Line 2:** Capecitabine/oxaliplatin/bevacizumab → 45 days, PD
- **Line 3:** FOLFIRI + bevacizumab → 43 days, PD
- **Line 4:** Local XRT (lung mets) → 12 days, not evaluable
- **Line 5:** Tretinoin/bevacizumab/Tecentriq (ATRT trial) → 50 days, PD

APR-1051 Activity:

- **Current Status:** On treatment
- **Best Response:** SD at second scan (-13% tumor shrinkage)

Notes: *SD achieved with -13% tumor shrinkage in heavily pretreated 86-year-old patient. Well-tolerated with minimal toxicity. FBXW7 mutation may be relevant to response (existing pre-clinical data).*

APREA THERAPEUTICS

Pre-clinical studies with APR-1051
Data on file

© 2025 Aprea Therapeutics, Inc. All Rights Reserved

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11 © 2025 Aprea Therapeutics, Inc. All Rights Reserved s si e s e e 100 80 0 40 20 0 0 10 20 30 Clinical Data 70 mg Cohort HPV+ HNSCC Mouse Model From Bench to Bedside #2: Preclinical Activity Observed in Early Patient Outcomes Patient: 52-year-old Male Diagnosis: HPV+ Oropharyngeal Squamous Cell Carcinoma (base of tongue) Key Mutations: P16+ Treatment History: (3 prior lines) • Line 1: Concomitant cisplatin/XRT → 49 days, PD • Line 2: Taxol/carboplatin/bevacizumab → 84 days, PD • Line 3: Paclitaxel/carboplatin → 184 days, PD APR-1051 Activity • Current Status: On treatment • Best Response: SD at first scan (-5% tumor shrinkage) Notes: Stable disease maintained for ~5 months. Patient continues on treatment with manageable toxicity profile. Human Papillomavirus (HPV) Head and Neck Squamous Cell Carcinoma (HNSCC) Pre-clinical studies with APR-1051 Collaboration with MD Anderson APR-1051 shows single agent activity in HPV+ head and neck tumor cells APR-1051 shows single agent activity in head and neck tumor cells Start of treatment ** Control APR-1051 Data cut-off: Oct 20, 2025

APR-1051 Demonstrated Clinical Activity in Combination with Chemo, IO and ATRi Across Multiple Cancer Models

HPV+ Cancer – Collaboration with MD Anderson

UMSCC47 tumor cells



Untreated
APR-1051
Cisplatin
Combo
Start of treatment
Tumor Volume (mm³)
Days since start of xenograft
0
10
20
30
0
20
40
60
80
100

mEER tumor cells



IgG control
APR-1051
Anti-PD-1
Combo
End of treatment
Start of treatment
**
**
*
Tumor Volume (mm³)
Days since start of xenograft
0
10
20
30
40
** P<0.0001
* P=0.0067

Ovarian Cancer*

OVCAR3 tumor xenograft



Vehicle
Aprea ATRi 30 mg/kg QD
Aprea WEE1i 30 mg/kg QD
Combination – half dose, 15mg/kg each
Tumor Volume (mm³)
Days Post Treatment
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
0
10
20
30

APREA THERAPEUTICS

* Data on file.

© 2025 Aprea Therapeutics, Inc. All Rights Reserved

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13 © 2025 Aprea Therapeutics, Inc. All Rights Reserved 13 ATR Inhibitor: ATRN-119 ABOYA-119: Clinical Proof-Of-Concept

14 © 2025 Aprea Therapeutics, Inc. All Rights Reserved ABOYA-119: Phase 1/2a Trial Design and Status Patient Population: Male or female subjects 12 years of age or older with solid tumors harboring any DDR mutation per NGS (or Merkel Cell Carcinoma). Potential Combinations • Radiation therapy • Antibody drug conjugates • Immuno-oncology Twice-daily dosing Once-daily dosing Cleared New Enrollment Paused** Dose level 6 400 mg Dose level 8 550 mg 5/2 Dose level 9 650 mg 5/2 Dose level 7 550 mg* Dose level 10 750 mg 5/2 Phase 1 Dose Escalation Phase 2 Combination Studies*** *Dose not tolerated **Further monotherapy enrollment paused, with consideration of further ATRN-119 development in combination approaches that could expand its therapeutic potential *** Company currently in discussions with leading academic centers to consider combination studies with ATRN-119 8 subjects with stable disease and tumor shrinkage up to 21% Dose level 1 50 mg Dose level 2 100 mg Dose level 3 200 mg Dose level 4 350 mg Dose level 5 550 mg Dose level 6 800 mg Dose level 7 1100 mg Dose level 8* 1300 mg RP2D

15 © 2025 Aprea Therapeutics, Inc. All Rights Reserved From Bench to Bedside: Preclinical Activity Reflected in Early Patient Outcomes ATRN-119 shows single agent activity in cancer cells with ARID1A mutation 200mg Cohort -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 0 20 40 60 80 100 Log10 [ATRN119] (μM) % Activity ATRN119 ARID1A WT ATRN119 ARID1A KO 5X Diagnosis: Duodenal Cancer - Diagnosed 2017 Key Mutations: ARID1A Treatment History (5 prior lines) • Adjuvant: 5-FU/Oxaliplatin/Leucovorin → 8 mo, SD • Line 1: 5-FU/Bevacizumab → 4 mo, unknown • Line 2: Gemcitabine/nab-paclitaxel → mo, unknown • Line 3: Gemcitabine/nab-paclitaxel/ASP1570 → 1 mo, PD • Line 4: Lonsurf (trifluridine/tipiracil) → 1.5 mo, unknown ATRN-119 Response • Best response: >7 months SD before progression

16 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Aprea Therapeutics (NASDAQ: APRE)

17 © 2025 Aprea Therapeutics, Inc. All Rights Reserved 17 Intellectual Property Portfolio Financial Summary & Capitalization Investment Highlights

18 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Robust Global Intellectual Property Protection Family 1: Ataxia Telengiectasia and Rad3-Related (ATR) Protein Kinase Inhibitors • Macrocyclic inhibitors of ATR & methods of using them to treat various cancers, filed on Oct. 13th, 2015 • Patents granted in AU, BR, CA, CN, EP, IL, IN, JP, KR, MX, HK. • 1.1: Issued on May 30, 2017 as U.S. Patent 9,663,535 • 1.2: Issued on May 29, 2018 as U.S. Patent 9,981,989 • 1.3: Issued on Feb. 5, 2019 as U.S. Patent 10,196,405 Family 2: ATR Inhibitors and Methods of Use • Carboxylic acid-containing macrocyclic ATR inhibitors, and prodrugs; methods of using these inhibitors to treat various cancers; filed on Apr. 12th, 2017 • Issued on May 28th, 2019 as U.S. Patent 10,301,324 Family 3: ATR Inhibitor Pharmaceutical Composition and Methods • International application filed on Apr. 14th, 2023 • Pharmaceutical formulation and composition of our lead molecule in the clinic • Nationalizations pending for US, AU, BR, CA, CN, EA, EP, IL, IN, JP, KR, MX, NZ, PH, SG, ZA Family 4: WEE1 Inhibitor Pharmaceutical Compositions and Methods • International Application filed on Jun. 3rd, 2022 • Composition of our lead WEE1 inhibitor compounds • Nationalizations in US, AU, BR, CA, CN, EP, IL, IN, JP, KR, MX, ZA Family 5: Methods of Treating Cancer • U.S. Provisional Application filed on Sep. 19th, 2024 • Clinical methods of treating advanced solid cancer tumors using lead molecule Family 6: Macrocyclic Undisclosed DDR target Inhibitors and Methods of their Preparation and Use • U.S. Provisional Application filed on Jan. 22, 2025

Aprea Therapeutics (NASDAQ: APRE) Financial Summary & Capitalization

Cash & Equivalents of ~$13.7M as of September 30, 2025 (unaudited)

Milestone Warrant Summary:

Tranche A warrants to purchase up to 1,097,394 shares of common stock at a exercise price of $7.29 per share for an aggregate of up to $8.0 million and will expire at the earlier of (i) 30 days following the announcement of the rRP2D for the Company's ATR inhibitor program, ATRN-119, and the daily VWAP of the Company's common stock equaling or exceeding $14.58 per share for 30 consecutive trading days following the announcement and (ii) three years from the date of issuance.

Tranche B warrants to purchase up to 1,097,394 shares of common stock at a cash exercise price of $9.1125 per share for an aggregate of up to $10.0 million and will expire at the earlier of (i) 30 days following the announcement of the RP2D for the Company's WEE1 inhibitor program, APR-1051, and the daily VWAP of the Company's common stock equaling or exceeding $18.225 per share for 30 consecutive trading days following the announcement and (ii) five years from the date of issuance

Securities	Common Equivalents as of November 12, 2025
Preferred Stock (as converted)	15,596
Common Stock [1]	6,310,673
Warrants:	
Pre-Funded	507,076
Tranche A	1,097,394
Tranche B	1,097,394
Total	2,701,864
Options	811,121
Restricted Stock Units	31,008
Fully Diluted Equivalents	9,870,262

1. 400,000,000 common shares authorized

APREA THERAPEUTICS
=
© 2025 Aprea Therapeutics, Inc. All Rights Reserved
19

20 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Financed into Q4 2026 • Achieve near term inflection points and catalysts • Evaluate optimal strategic partnerships Near term catalysts • APR-1051: Q1 2026 Safety/efficacy data Q2 2026 Complete dose escalation • ATRN-119: Q4 2025 clinical update ✓ October 2025 RP2D ✓ Diversified portfolio with best in class, de-risked clinical and preclinical programs • Highly potent and selective WEE1 (APR-1051) and ATR (ATRN-119) inhibitors • Opportunities in ovarian, colorectal, prostate, and endometrial cancers • Single agent and combination potential therapies Technology developed by pioneers in synthetic lethality • Management with strong drug development and commercial expertise Investment Highlights